UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.    )

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☐ Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
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☐ Soliciting Material Pursuant to §240.14a-12

PLUM CREEK TIMBER COMPANY, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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April 27, 2005

Dear Stockholder:

On April 5, 2005, Plum Creek Timber Company, Inc. mailed to each of its stockholders of record as of March 24, 2005 a Notice of Annual Meeting of Stockholders and Proxy Statement relating to the annual meeting to be held on May 11, 2005. Included with these materials was a proxy card for stockholders to vote on each on the four matters described in the Proxy Statement.

In addition to the four matters described in the Proxy Statement, stockholders will be asked to vote on another proposal, which is described in the enclosed Supplement to the Proxy Statement. Also enclosed is a revised proxy card, which may be used by stockholders to vote on all five matters.

Plum Creek and its Board of Directors consider stockholder participation to be very important. All stockholders are therefore encouraged to sign, date and return the enclosed proxy card.

Your attention to this matter is very much appreciated. If you would like an additional copy of the Notice of Annual Meeting of Stockholders and Proxy Statement, please contact Plum Creek’s Investor Relations Department at 999 Third Avenue, Suite 4300, Seattle, Washington, 98104-4096 or call 1-800-858-5347.

Sincerely,

James A. Kraft

Senior Vice President, General Counsel

and Secretary

Plum Creek Timber Company, Inc.

999 Third Avenue, Suite 4300

Seattle, Washington 98104

SUPPLEMENT TO PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

MAY 11, 2005

This Supplement (this “Supplement”) to the Proxy Statement dated March 25, 2005 (the “Proxy Statement”) of Plum Creek Timber Company, Inc. (the “Company”) is furnished in connection with the solicitation by the Board of Directors (the “Board”) of proxies to be voted at the annual meeting of stockholders of the Company to be held in Seattle, Washington on May 11, 2005. Capitalized terms used, but not otherwise defined herein, shall have the meanings given to them in the Proxy Statement.

This Supplement is dated April 27, 2005 and is first being mailed to stockholders on or about April 27, 2005.

This Supplement is being distributed by the Company to provide stockholders with an opportunity to vote on the stockholder proposal set forth below (the “Political Contributions Proposal”). The Company became aware of the Political Contributions Proposal after the Proxy Statement was prepared and mailed to stockholders. Other than the inclusion of the Political Contributions Proposal pursuant to this Supplement, this Supplement does not in any way change the other proposals previously submitted for your vote. This Supplement amends the Proxy Statement to include the Political Contributions Proposal, and should be read in connection therewith.

AS NOTED BELOW, IF YOU HAVE ALREADY SIGNED AND RETURNED A PROXY CARD, THAT PROXY WILL CONTINUE TO BE VALID WITH RESPECT TO PROPOSALS 1 THROUGH 4, BUT WILL NOT BE COUNTED FOR PURPOSES OF VOTING ON THE POLITICAL CONTRIBUTIONS PROPOSAL (PROPOSAL 5). EACH PROXY CARD YOU SUBMIT REVOKES YOUR PRIOR PROXY. THEREFORE, IF YOU SIGN AND RETURN THE NEW PROXY CARD ENCLOSED WITH THIS SUPPLEMENT, YOUR OLD PROXY CARD (AND YOUR VOTE ON EACH PROPOSAL CONTAINED ON YOUR OLD PROXY CARD) WILL BE REVOKED, AND YOUR VOTE ON EACH PROPOSAL CONTAINED ON THE NEW PROXY CARD WILL BE COUNTED.

PROPOSAL 5

Stockholder Proposal

Newground Social Investment, located at 1326 N 76th Street, Suite 100, Seattle, Washington 98103, acting on behalf of Ms. Nancy M. Herbert, owner of 85 shares of common stock, has notified the Company that Ms. Herbert intends to present a proposal at the Annual Meeting. The proposal and supporting statement, for which the Company has no responsibility, is set forth below.

Stockholder Statement

Resolved: That PLUM CREEK TIMBER COMPANY (the “Company”) prepare and submit to shareholders an annual report that addresses the following:

A)	Policies for political contributions made with corporate funds, political action committees sponsored by the Company, and employee political contributions solicited by senior executives of the Company. This shall include, but not be limited to, policies on contributions and donations to federal, state, and local political candidates, including any foreign candidates, political parties, political committees, elected officials and other political entities organized and operating under 26 U.S.C. Sec. 527;

B)	An accounting of the Company’s resources, including property and personnel, contributed or donated to any of the persons and organization described above;

C)	A business rationale for each of the Company’s political contributions or donations;

D)	Identification of the person or persons in the Company who participated in making decisions to contribute or donate.

Supporting Statement

Our Company’s contributions to political efforts raise concerns for shareholders. The perception that the awarding of government contracts or the altering of regulations may be in response to campaign contributions is detrimental to the long-term best interests of the shareholders. Because buying votes is not legal, investors may rightly ask “what is the purpose of these political contributions?” This is particularly so when campaign recipient(s) hold opposing views to those of a shareholder. A full disclosure policy, we believe, dispels a climate of secrecy and serves all shareholders, employees and contractors associated with our Company.

Because controversial logging policies have led to allegations that Plum Creek is destroying the Lewis & Clark Trail, there could be public perception that the company’s campaign contributions are an attempt to secure political protection. Disclosure of the contributions and the process leading to them would help diffuse possible concerns.

Rick Holley, president and CEO of Plum Creek, authored a guest column entitled “In hindsight, Plum Creek clear-cut on Lewis and Clark Trail was bad idea” (August 29, 2001 Missoulian). In it, he wrote, “in hindsight, we should have balanced the need for harvesting this area against the broader public interest of this historic location.”

Allegations regarding the destruction of the Lewis & Clark Trail are serious and include:

•	Stripping mountain slopes of forest cover

•	Illegally cutting trees and building logging roads on National Forest near Lolo Pass, along the Idaho-Montana border where the Lewis & Clark expedition passed

•	Starting two fires from logging activities that burned 5,000 acres in 2000, which cost the Company $11 million.

A campaign finance report as proposed could help alleviate perceptions that Plum Creek is contributing company resources to political campaigns so as to avoid or reduce responsibility—at a time when the Lewis & Clark bicentennial throws into question our Company’s stewardship of this large swath of land it owns along the Lewis & Clark Trail.

Because full disclosure of our Company’s political efforts will, we feel, benefit all investors, we urge you to VOTE FOR this common-sense proposal.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS UNANIMOUSLY OPPOSES THIS PROPOSAL AND RECOMMENDS THAT YOU VOTE “AGAINST” PROPOSAL 5 ON THE ENCLOSED PROXY CARD. THE BOARD CONTINUES TO RECOMMEND A VOTE “FOR” PROPOSALS 1 AND 2, AND A VOTE “AGAINST” PROPOSALS 3 AND 4.

REQUIRED VOTES

To be adopted, Proposal 5, which is unanimously opposed by the Board of Directors, would require the affirmative vote of the holders of at least a majority of the shares of common stock, present in person or represented by proxy at the meeting and entitled to vote at the meeting. Therefore, an abstention or a broker non-vote will have the same effect as a vote AGAINST Proposal 5.

Enclosed with this Supplement is a revised proxy card (or voting instruction card) that differs from the proxy card previously furnished to you by the Company in that it includes a new Proposal 5, the Political Contributions Proposal. If you wish to vote on Proposal 5, you must use the proxy card enclosed with this Supplement. You may vote “FOR,” “AGAINST,” or “ABSTAIN” with respect to Proposal 5. Unless instructions to the contrary are given, all proxies received by the Company on the enclosed proxy card will be voted “AGAINST” Proposal 5.

The Proxy Statement previously delivered to you was accompanied by a proxy card. That proxy card only contained Proposals 1 through 4, and did not contain Proposal 5, which is the Political Contributions Proposal. We encourage you to vote the new proxy card with Proposals 1 through 5 enclosed with this Supplement rather than the old proxy card with Proposals 1 through 4 previously delivered to you.

Please note that if you have already submitted your proxy, each new proxy card you submit revokes your prior proxy. Accordingly, you should vote on all five proposals if you submit the new proxy card enclosed with this Supplement. The proxy card with the most recent date will be your valid proxy.

THE COMPANY BELIEVES THAT STOCKHOLDER PARTICIPATION IS VERY IMPORTANT AND ENCOURAGES ALL STOCKHOLDERS TO SIGN, DATE AND RETURN THE PROXY CARD ENCLOSED WITH THIS SUPPLEMENT IN THE ENCLOSED ENVELOPE.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “AGAINST” THE POLITICAL CONTRIBUTIONS PROPOSAL, PROPOSAL 5.

By order of the Board of Directors

James A. Kraft

Senior Vice President, General Counsel

and Secretary

April 27, 2005

999 THIRD AVENUE, SUITE 4300

SEATTLE, WASHINGTON 98104-4096

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER COMMUNICATIONS

If you would like to reduce the costs incurred by Plum Creek Timber Company, Inc. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return to Plum Creek Timber Company, Inc., c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.

DO NOT RETURN YOUR PROXY CARD IF YOU ARE VOTING BY TELEPHONE OR INTERNET.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	PLMCK1	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

PLUM CREEK TIMBER COMPANY, INC.

Proposal 1

1.	ELECTION OF DIRECTORS.

Nominees:	(1) Rick R. Holley (2) Ian B. Davidson (3) Robin Josephs (4) John G. McDonald (5) Robert B. McLeod (6) Hamid R. Moghadam (7) John H. Scully (8) Stephen C. Tobias (9) Carl B. Webb	For All ☐	Withhold All ☐	For All Except ☐	To withhold authority to vote for any individual nominee, mark “For All Except” and write the nominee’s number on the line below.
Proposal 2				For	Against	Abstain

2.	PROPOSAL TO RATIFY APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS.			☐	☐	☐

Proposal 3				For	Against	Abstain

3.	TO CONSIDER AND ACT UPON A STOCKHOLDER PROPOSAL, IF IT IS PROPERLY PRESENTED AT THE MEETING, TO INCREASE THE VOTING THRESHOLD BY WHICH INDIVIDUALS ARE ELECTED TO THE BOARD OF DIRECTORS.			☐	☐	☐

Proposal 4				For	Against	Abstain

4.	TO CONSIDER AND ACT UPON A STOCKHOLDER PROPOSAL, IF IT IS PROPERLY PRESENTED AT THE MEETING, TO REQUIRE THE COMPENSATION COMMITTEE TO ADOPT A POLICY PROVIDING THAT A SIGNIFICANT AMOUNT OF FUTURE STOCK OPTION GRANTS BE PREMIUM PRICED OR MARKET INDEX PRICED STOCK OPTIONS, OR STOCK OPTIONS WITH PERFORMANCE BASED VESTING TERMS.			☐	☐	☐

Proposal 5				For	Against	Abstain

5.	TO CONSIDER AND ACT UPON A STOCKHOLDER PROPOSAL, IF IT IS PROPERLY PRESENTED AT THE MEETING, TO REQUIRE THE COMPANY TO ANNUALLY SUBMIT TO STOCKHOLDERS A REPORT RELATING TO THE COMPANY’S POLITICAL CONTRIBUTIONS.			☐	☐	☐

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted “FOR” Proposal 1; “FOR” Proposal 2; “AGAINST” Proposal 3; “AGAINST” Proposal 4; and “AGAINST” Proposal 5.

In their discretion the Proxies are authorized to vote on such other matters as may properly come before the meeting or any adjournment thereof.

Mark here for address change and note on reverse side ☐

PLEASE SIGN EXACTLY AS YOUR NAME APPEARS. IF ACTING AS ATTORNEY, EXECUTOR, TRUSTEE, OR IN REPRESENTATIVE CAPACITY, SIGN NAME AND TITLE.

Signature [PLEASE SIGN WITHIN BOX]	Date

Signature (Joint Owners)	Date

PROXY

This Proxy is Solicited on Behalf of the Board of Directors for

the 2005 Annual Meeting of Stockholders, May 11, 2005.

The undersigned acknowledges receipt of (a) the Notice of 2005 Annual Meeting of the Stockholders of Plum Creek Timber Company, Inc. (the “Company”), (b) the Proxy Statement dated March 25, 2005, (c) the Annual Report of the Company for its fiscal year ended December 31, 2004, and (d) the Supplement to Proxy Statement dated April 27, 2005. Rick R. Holley, William R. Brown and James A. Kraft, or any one of them, with power of substitution and revocation, are hereby appointed Proxies of the undersigned to vote all stock of the Company which the undersigned is entitled to vote at the 2005 Annual Meeting of Stockholders to be held at the Washington Athletic Club, located at 1325 Sixth Avenue, Seattle, Washington, on May 11, 2005 or any adjournment thereof, with all powers which the undersigned would possess if personally present, upon such business as may properly come before the meeting or any adjournment thereof.

Since Proposal 5 was not included on the proxy card previously delivered to stockholders, if you submitted or submit that proxy card, that proxy, although valid with respect to Proposals 1 through 4, will not be deemed voted with respect to Proposal 5. To vote these shares with respect to Proposal 5, you must submit this proxy card, and this proxy card must be your latest dated proxy card received by the Company. Each proxy card you submit revokes your prior proxy. Accordingly, you should vote on all items if you submit this proxy card.

THE COMPANY’S BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1 AND 2, AND SHARES WILL BE SO VOTED UNLESS OTHERWISE DIRECTED.

THE COMPANY’S BOARD OF DIRECTORS RECOMMENDS A VOTE “AGAINST” PROPOSALS 3 AND 4, AND SHARES WILL BE SO VOTED UNLESS OTHERWISE DIRECTED.

YOU MAY ALSO VOTE VIA TELEPHONE OR INTERNET. SEE INSTRUCTIONS ON REVERSE SIDE.

Address Changes:

(If you noted any Address Changes above, please mark corresponding box on the reverse side.)

CONTINUED AND TO BE SIGNED ON REVERSE

PLUM CREEK TIMBER COMPANY, INC.

999 THIRD AVENUE, SUITE 4300

SEATTLE, WASHINGTON 98104-4096